Virtus Investment Trust

Supplement dated May 21, 2026 to the Virtus Investment Trust Statutory Prospectus

dated October 28, 2025, as supplemented

Important Notice to Investors

Effective May 21, 2026, references to Virtus Zevenbergen Technology Fund throughout this Prospectus are no longer applicable.

Investors should retain this supplement with the Prospectus for future reference.

VIT 8061 Zevenbergen Technology Fund Prospectus Not Applicable (5/2026)